                                                                  EXHIBIT 10.14


                         TANDY BRANDS ACCESSORIES, INC.

                            BENEFIT RESTORATION PLAN

                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----
ARTICLE I - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II - ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . .    2

ARTICLE III - CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . .    3

ARTICLE IV - WITHDRAWALS  . . . . . . . . . . . . . . . . . . . . . . . . .    3

ARTICLE V - CREDITING OF CONTRIBUTIONS AND INCOME . . . . . . . . . . . . .    4

ARTICLE VI - BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

ARTICLE VII - PAYMENT OF BENEFITS . . . . . . . . . . . . . . . . . . . . .    5

ARTICLE VIII - ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . .    5

ARTICLE IX - CLAIM REVIEW PROCEDURE . . . . . . . . . . . . . . . . . . . .    7

ARTICLE X - LIMITATION OF RIGHTS  . . . . . . . . . . . . . . . . . . . . .    8

ARTICLE XI - LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
             INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS . . . . . . . .    8

ARTICLE XII - AMENDMENT TO OR TERMINATION OF THE PLAN . . . . . . . . . . .    9

ARTICLE XIII - STATUS OF PARTICIPANT AS UNSECURED CREDITOR  . . . . . . . .    9

ARTICLE XIV - GENERAL AND MISCELLANEOUS . . . . . . . . . . . . . . . . . .    9

                         TANDY BRANDS ACCESSORIES, INC.
                            BENEFIT RESTORATION PLAN


                                    PREAMBLE

       WHEREAS, Tandy Brands Accessories, Inc. desires to establish a benefit restoration plan for the exclusive benefit of a select group of its management and highly compensated employees to restore retirement benefits on behalf of such employees decreased due to limitations imposed by the Internal Revenue Code of 1986;

       WHEREAS, Tandy Brands Accessories, Inc. intends that any participant or beneficiary under the Plan shall have the status of an unsecured general creditor as to the plan and any trust fund established in connection with the plan;

       NOW, THEREFORE, Tandy Brands Accessories, Inc. hereby establishes the Tandy Brands Accessories, Inc. Benefit Restoration Plan, effective July 1, 1993.


                                   ARTICLE I

                                  DEFINITIONS

     1.1 "Account" shall mean the account or record maintained by the Committee showing the monetary value of the individual interest in the Plan of each Participant or Beneficiary. Accounts shall be maintained primarily for accounting purposes and no segregation of the Accounts shall be required.

     1.2 "Beneficiary" shall mean the Beneficiary designated under the Employees Investment Plan, provided that a Participant may designate a Beneficiary hereunder by delivering to the Committee a written beneficiary designation, in the form provided by the Committee, executed specifically with respect to this Plan.

     1.3 "Board" shall mean the Board of Directors of Tandy Brands Accessories, Inc.

     1.4 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

     1.5 "Committee" shall mean the Administrative Committee appointed by the Board pursuant to Article II of the Employees Investment Plan.

     1.6 "Company" shall mean Tandy Brands Accessories, Inc. or its successor or successors.

     1.7 "Disability" means a medically determinable physical or mental impairment that, as determined by the Committee, is of such permanence and degree that the Participant is, and for the indefinite future will be, unable to perform substantial gainful activity commensurate with his professional or other training, education, and experience, and comparable to his then or prior services for the Company.

     1.8      "Effective Date" shall mean July 1, 1993.

     1.9 "Employees Investment Plan" shall mean the Tandy Brands Accessories, Inc. Employees Investment Plan, as amended from time to time.

     1.10 "Plan" shall mean the Tandy Brands Accessories, Inc. Benefit Restoration Plan, as amended from time to time.

     1.11 "Plan Year" shall mean the annual period beginning July 1 and ending June 30, both dates inclusive of each year.

     1.12 "Trust Agreement" shall mean the agreement, if any, including any amendments thereto entered into between the Company and the Trustee for the accumulation and investment of contributions made under the Plan.

     1.13 "Trust Fund" shall mean the cash and other properties held and administered by the Trustee pursuant to the Trust Agreement.

     1.14 "Trustee" shall mean the designated trustee acting at any time under the Trust Agreement.

     1.15 "Valuation Date" shall mean the last day of each calendar quarter.


                                   ARTICLE II

                                  ELIGIBILITY

       Participation in the Plan shall be made available to a select group of individuals providing services to the Company in key positions of management and responsibility who are eligible to make contributions to the Employees Investment Plan, the amount of which is reduced by reason of the application of the limitations set forth in Sections 401(a)(17) or 402(g)(1) of the Code.
Such individuals may elect to participate hereunder by executing a participation agreement in such form and at such time as the Committee shall require, provided that each participation agreement shall be executed no later than the last day of June immediately preceding the Plan Year for which an individual elects to make contributions to the Plan in accordance with the provisions of Section 3.1 hereof. Notwithstanding the foregoing, in the first year in which an individual becomes eligible to participate in the Plan, he may elect to participate in the Plan by executing a participation agreement, in such form as the Committee shall require, within thirty (30) days of the date on which he is notified by the Committee of his eligibility to participate in the Plan. In such event, his election to participate in the Plan shall become effective as of the first full payroll period beginning in the calendar quarter immediately following the Committee's receipt of his participation agreement. The determination as to the eligibility of any individual to participate in the Plan shall be in the sole and absolute discretion of the Board, whose decision in that regard shall be conclusive and binding for all purposes hereunder.


                                  ARTICLE III

                                 CONTRIBUTIONS

     3.1 For any Plan Year, a Participant may elect to defer a portion of the gross salary and wages otherwise payable to him by the Company during such Plan Year, in the amount set forth below. The amount which a Participant may elect to defer under this Plan for any Plan Year is five percent (5%) of his gross salary and wages, reduced by the total contributions made by the Participant during such Plan Year to the Employees Investment Plan. For purposes of this Section 3.1, "gross salary and wages" shall mean all compensation paid in cash, including bonuses, and including contributions to the Employees Investment Plan, the Company's Section 125 cafeteria plan and this Plan.

     3.2 Within thirty (30) days following the last day of each calendar quarter, the Company shall make matching contributions to the Plan on behalf of each Participant who has deferred amounts under the Plan during such calendar quarter in accordance with the provisions of Section 3.1 above, other than Participants who terminated service with the Company during such calendar quarter. The matching contribution shall equal one hundred fifty percent (150%) of the amount deferred by the Participant during such calendar quarter. In no event shall matching contributions be made in stock or other securities of the Company.


                                   ARTICLE IV

                                  WITHDRAWALS

     4.1 In the event of an unforeseeable emergency, a Participant may make a written request to the Committee for a hardship withdrawal from his Account. For purposes of this Section, the term "unforeseeable emergency" shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Any determination of the existence of an unforeseeable emergency and the amount to be withdrawn on account thereof shall be made by the Committee. However, notwithstanding the foregoing, a withdrawal will not be permitted to the extent that the financial hardship is or may be relieved: (i) through reimbursement or compensation by insurance or otherwise, or (ii) by liquidation of the Participant's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship. In no event shall the need to send a Participant's child to college or the desire to purchase a home be deemed to constitute an unforeseeable emergency. No member of the Committee shall vote or decide upon any matter relating to the determination of the existence of his own financial hardship or the amount to be withdrawn by him on account thereof. A request for a hardship withdrawal must be made in writing on a form provided by the Committee, and must be expressed as a specific dollar amount. The amount of a hardship withdrawal may not exceed the amount required to meet the severe financial hardship. All hardship withdrawals shall be paid in a lump sum in cash.


                                   ARTICLE V

                     CREDITING OF CONTRIBUTIONS AND INCOME

     5.1 All amounts deferred by a Participant pursuant to the provisions of Section 3.1 hereof and all Company matching contributions shall be credited to the Account of the Participant. All payments from an Account between Valuation Dates shall be charged against the Account as of the preceding Valuation Date.

     5.2 The amounts credited to Participants' Accounts shall be invested and, except as otherwise provided in the Plan, as of each Valuation Date, the Committee shall credit to each Participant's Account the income, gains, losses, and other credits or charges attributable thereto.


                                   ARTICLE VI

                                    BENEFITS

     6.1 Upon the death of a Participant, the Beneficiary of such Participant shall be entitled to the entire value of the Participant's Account, as of the Valuation Date coincident with or preceding the date of distribution, increased by the amount of Participant deferrals, if any, after such Valuation Date. If a Participant fails to name a Beneficiary, or if the Beneficiary named by a Participant predeceases him or dies before complete distribution of the Participant's Account, then the entire value of the Participant's Account shall be paid pursuant to the provisions of Section 6.12 of the Employees Investment Plan.

     6.2 In the event of the termination of service of a Participant for reasons other than death, the Participant shall be entitled to the entire value of his Account, as of the Valuation Date coincident with or next preceding the date of distribution, increased by the amount of Participant deferrals, if any, after such Valuation Date.

                                  ARTICLE VII

                              PAYMENT OF BENEFITS


     7.1 The payment of a Participant's benefit shall be made either in a lump sum in cash, or in cash payments in monthly installments over a period certain not exceeding ten (10) years, such method of payment to be elected by the Participant on his initial participation agreement. Payment shall commence at the time specified by the Participant on his initial participation agreement, but in no event later than sixty (60) days following the calendar year in which the Participant attains age sixty-five (65).

     7.2 Notwithstanding the provisions of Section 7.1, the benefits payable hereunder may be paid before they would otherwise be due if, based on a change in the federal or applicable state tax or revenue laws, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury, a decision by a court of competent jurisdiction involving a Participant or a Beneficiary, or a closing agreement made under Section 7121 of the Code that is approved by the Internal Revenue Service and involves a Participant, the Committee determines that a Participant has or will recognize income for federal or state income tax purposes with respect to amounts that are or will be payable under the Plan before they otherwise would be paid. The amount of any payments pursuant to this Section 7.2 shall not exceed the lesser of (i) the amount in the Participant's Account or (ii) the amount of taxable income with respect to which the tax liability is assessed or determined.

     7.3 The payment of benefits under the Plan shall begin at the date specified by the Participant, in accordance with the provisions of Section 7.1 hereof; provided that, in case of administrative necessity, the starting date of payment of benefits may be delayed up to thirty (30) days as long as such delay does not result in the Participant or Beneficiary receiving the distribution in a different taxable year than he would if no such delay had occurred.


                                  ARTICLE VIII

                           ADMINISTRATION OF THE PLAN

     8.1 The Company may establish a Trust Fund for the purpose of retaining assets set aside by the Company pursuant to the Trust Agreement for payment of all or a portion of the benefits payable pursuant to the Plan. Any benefits not paid from a Trust shall be paid from the Company's general assets. The Trust Fund, if such shall be established, shall be subject to the claims of general creditors of the Company in the event the Company is Insolvent, as defined in the Trust Agreement.

     8.2 Any benefits payable under the Employees Investment Plan shall be payable solely in accordance with the terms and provisions thereof, and nothing in this Agreement shall operate or be construed in any way to modify, amend or affect the terms and provisions of the Employees Investment Plan.

     8.3 The Committee shall perform any act which the Plan authorizes expressed by a vote at a meeting or in a writing signed by a majority of its members without a meeting. The Committee may, by a writing signed by a majority of its members, appoint any member of the Committee to act on behalf of the Committee. Any person who is a member of the Committee shall not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved. If, in any matter or case in which a person is so disqualified to act, the remaining persons constituting the Committee cannot resolve such matter or case, the Board will appoint a temporary substitute to exercise all the powers of the disqualified person concerning the matter or case in which he is disqualified.

     8.4      (a)    The Committee may designate in writing other persons to
carry out its responsibilities under the Plan. The Committee may remove any person designated to carry out its responsibilities under the Plan by notice in writing to that person.

              (b) The Committee may employ persons to render advice with regard to any of its responsibilities. Charges for all services rendered shall be paid by the Company.

              (c) The Company shall indemnify and hold harmless each member of the Committee from and against any and all claims and expenses (including, without limitation, attorney's fees and related costs), in connection with the performance by the person of his duties in that capacity, other than any of the foregoing arising in connection with the willful neglect or willful misconduct of the person so acting.

     8.5 The Committee shall establish rules, not contrary to the provisions of the Plan, for the administration of the Plan and the transaction of its business. The Committee shall interpret the Plan in its sole and absolute discretion, and shall determine all questions arising in the administration, interpretation and application of the Plan. All determinations of the Committee shall be conclusive and binding on all employees, Participants and Beneficiaries, subject to the provisions of this Plan and applicable law.

     8.6 Any action to be taken by the Company shall be taken by resolution adopted by the Board or an executive committee thereof; provided, however, that by resolution, the Board or an executive committee thereof may delegate to any officer of the Company the authority to take any actions hereunder, other than the power to amend or terminate the Plan.

                                   ARTICLE IX

                             CLAIM REVIEW PROCEDURE

     9.1 In the event that a Participant or Beneficiary is denied a claim for benefits under this Plan (the "claimant"), the Committee shall provide to the claimant written notice of the denial which shall set forth:

              (a)    the specific reason or reasons for the denial;

              (b) specific references to pertinent Plan provisions on which the Committee based its denial;

              (c) a description of any additional material or information needed for the claimant to perfect the claim and an explanation of why the material or information is needed;

              (d)    a statement that the claimant may:

                     (i) Request a review upon written application to the Committee;

                     (ii)   Review pertinent Plan documents; and

                     (iii)  Submit issues and comments in writing; and

              (e) That any appeal the claimant wishes to make of the adverse determination must be in writing to the Committee within sixty (60) days after receipt of the Committee's notice of denial of benefits. The Committee's notice must further advise the claimant that his failure to appeal the action to the Committee in writing within the sixty (60) day period will render the Committee's determination final, binding, and conclusive.

     9.2 If the claimant should appeal to the Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Committee shall advise the claimant in writing of its decision on his appeal, the specific reasons for the decision, and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within sixty (60) days of the claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day period infeasible, but in no event shall the Committee render a decision regarding the denial of a claim for benefits later than 120 days after its receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the date the extension period commences.

     9.3 The Committee's notice of denial of benefits shall identify the address to which the claimant may forward his appeal.


                                   ARTICLE X

                              LIMITATION OF RIGHTS

       The establishment of this Plan shall not be construed as giving to any Participant, employee of the Company or any person whomsoever, any legal, equitable or other rights against the Company, or its officers, directors, agents or shareholders, or as giving to any Participant or Beneficiary any equity or other interest in the assets or business of the Company or shares of Company stock or as giving any employee the right to be retained in the employment of the Company. All employees of the Company and Participants shall be subject to discharge to the same extent they would have been if this Plan had never been adopted. The rights of a Participant hereunder shall be solely those of an unsecured general creditor of the Company.


                                   ARTICLE XI

                 LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

    11.1 No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent required by law.

    11.2 Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined by the Committee to be incompetent by qualified medical advice, the Committee need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of the minor or incompetent, or to cause the same to be paid to the minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of the minor or incompetent if one has been appointed or to cause the same to be used for the benefit of the minor or incompetent.

                                  ARTICLE XII

                    AMENDMENT TO OR TERMINATION OF THE PLAN

       The Company reserves the right at any time to amend or terminate the Plan in whole or in part. No amendments shall have the effect of retroactively changing or depriving Participants or Beneficiaries of rights already accrued under the Plan. In the event that the Company shall change its name, the Plan shall be deemed to be amended to reflect the name change without further action of the Company, and the language of the Plan shall be changed accordingly.


                                  ARTICLE XIII

                  STATUS OF PARTICIPANT AS UNSECURED CREDITOR

       All benefits under the Plan shall be the unsecured obligations of the Company and, except for those assets which may be placed in a Trust Fund established in connection with this Plan, no assets will be placed in trust or otherwise segregated from the general assets of the Company for the payment of obligations hereunder. To the extent that any person acquires a right to receive payments hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.


                                  ARTICLE XIV

                           GENERAL AND MISCELLANEOUS

    14.1 Severability. In the event that any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

    14.2 Construction. The section headings and numbers are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular. When used herein, the masculine gender includes the feminine gender.

    14.3 Governing Law. The validity and effect of this Plan and the rights and obligations of all persons affected hereby shall be construed and determined in accordance with the laws of the State of Texas unless superseded by federal law.

    14.4 No Requirement to Fund. The Company is not required to set aside any assets for payment of the benefits provided under this Plan; however, it may do so as provided in the Trust

Agreement. A Participant shall have no security interest in any such amounts. It is the Company's intention that this Plan be construed as a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

    14.5 Taxes. All amounts payable hereunder shall be reduced by any and all federal, state and local taxes imposed upon the Participant or his Beneficiary which are required to be paid or withheld by the Company.


    IN WITNESS WHEREOF, Tandy Brands Accessories, Inc., the Company, has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of the date first written above.


                                   COMPANY:

                                   TANDY BRANDS ACCESSORIES, INC.


                                   By:  /s/  J.S.B. Jenkins
                                        ------------------------------

ATTEST:

---------------------------------
       (Title)


[CORPORATE SEAL]

                             AMENDMENT NO. 1 TO THE
                         TANDY BRANDS ACCESSORIES, INC.
                            BENEFIT RESTORATION PLAN



       Pursuant to the authority of the Board of Directors of Tandy Brands Accessories, Inc., and the provisions of Article XII thereof, the Tandy Brands Accessories, Inc. Benefit Restoration Plan is hereby amended effective as of April 1, 1996, in the following respect only:

       Article II is hereby amended and restated as follows:

                                  "Article II
                                  Eligibility

              Participation in the Plan shall be made available to a select group of individuals providing services to the Company in key positions of management and responsibility who are eligible to make contributions to the Employees Investment Plan, the amount of which is reduced by reason of the application of the limitations set forth in Sections 401(a)(17) or 402(g)(1) of the Code. Such individuals may elect to participate hereunder by executing a participation agreement in such form and at such time as the Committee shall require, provided that each participation agreement shall be executed no later than the last day of June immediately preceding the Plan Year for which an individual elects to make contributions to the Plan in accordance with the provisions of
       Section 3.1 hereof. Notwithstanding the foregoing, in the first year in which an individual becomes eligible to participate in the Plan, he may elect to participate in the Plan by executing a participation agreement, in such form as the Committee shall require, within thirty (30) days of the date on which he is notified by the Chief Executive Officer of the Company ("Chief Executive Officer") of his eligibility to participate in the Plan. In such event, his election to participate in the Plan shall become effective as of the first full payroll period immediately following the Chief Executive Officer's receipt of his participation agreement. The determination as to the eligibility of any individual to participate in the Plan shall be in the sole and absolute discretion of the Chief Executive Officer, whose decision in that regard shall be conclusive and binding for all purposes hereunder."


       IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising Amendment No. 1 to the Tandy Brands Accessories, Inc. Benefit Restoration Plan, the Company has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized this 1st day of April, 1996.



ATTEST:                            TANDY BRANDS ACCESSORIES, INC.



                                   By: /s/ J.S.B. Jenkins
-----------------------------      -----------------------------
         Secretary                     President

                                AMENDMENT NO. 2
                                     TO THE
                         TANDY BRANDS ACCESSORIES, INC.
                            BENEFIT RESTORATION PLAN

       This Amendment No. 2 to the Tandy Brands Accessories, Inc. Benefit Restoration Plan ("Amendment") is made this 8th day of July, 1997, by Tandy Brands Accessories, Inc., a corporation duly organized and existing under the laws of the State of Delaware ("Company").

       WHEREAS, the Company desires to amend the Tandy Brands Accessories, Inc. Benefit Restoration Plan ("Plan") to permit participants under the Plan to direct the investment of certain amounts credited to their separate accounts in certain permitted investments;

       WHEREAS, pursuant to Article XII of the Plan, the Plan may be amended by the Company.

       NOW, THEREFORE, effective June 12, 1997, Section 5.2 of the Plan is hereby amended and restated as follows:

       5.2 The amounts credited to each Participant's Account shall be separated into two Sub-Accounts: the "First Sub-Account" and the "Second Sub-Account." The First Sub-Account shall be credited with the Participant's contributions pursuant to Section 3.1 of the Plan and earnings and losses thereon. The amounts credited to each Participant's First Sub-Account shall be invested at the direction of each Participant, provided, however, such investment direction may only be made among those investment options established from time to time by the Committee, which options shall be listed on an Exhibit A attached hereto. (Exhibit A also contains policies to be followed with Participant direction of investments.) Each Participant is only authorized to direct the investment of amounts credited to his First Sub-Account. Participant direction of investments may only be made once every six (6) months, unless otherwise determined by the Committee. The Second Sub-Account shall be credited with Company matching contributions made pursuant to Section 3.2 of the Plan and earnings and losses thereon. Each Participant's Second Sub-Account shall be invested solely in Company stock.




AMENDMENT NO. 2 TO THE
TANDY BRANDS ACCESSORIES, INC.
BENEFIT RESTORATION PLAN - PAGE 1

       IN WITNESS WHEREOF, this Amendment is adopted this 8th day of July, 1997.

ATTEST:                                    TANDY BRANDS ACCESSORIES, INC.


/s/ Stanley T. Ninemire                    By:  /s/ J.S.B. Jenkins
-------------------------------            ------------------------------
Assistant Secretary                        Chief Executive Officer













AMENDMENT NO. 2 TO THE
TANDY BRANDS ACCESSORIES, INC.
BENEFIT RESTORATION PLAN - PAGE 2

                                  EXHIBIT A
                              INVESTMENT POLICY

                                     FOR
                        TANDY BRANDS ACCESSORIES, INC.
                           BENEFIT RESTORATION PLAN


Be it resolved that this investment policy is hereby established by the Administrative Committee ("Committee") under the Tandy Brands Accessories, Inc. Benefit Restoration Plan ("Plan") for Texas Commerce Bank National Association ("TCB") and this policy shall be reviewed periodically and adjusted as necessary in the light of such reviews.

PURPOSE:

The purpose of this investment policy is to establish an understanding between the Committee and TCB, regarding the asset options of the Plan and those of the employee participants and beneficiaries.

The primary goal of the Plan is to establish a benefit restoration plan for the exclusive benefit of a select group of the management and highly compensated employees of Tandy Brands Accessories, Inc. ("Company") to restore retirement benefits on behalf of such employees decreased due to limitations imposed by the Internal Revenue Code of 1986. Although the Employer intends that any participant or beneficiary under the Plan shall have the status of an unsecured general creditor as to the Plan and any trust fund established in connection with the Plan, the Employer has empowered (for participant contributions only) each participant to select from the options listed below those funds which meet his or her unique risk and return objective and has enabled each participant to exercise independent control of the investment of assets for his or her separate account. Such funds are to be held and invested by TCB, to the extent not required for the payment of benefits under the Plan.

The overall investment goal of the Plan is to allow each participant through their investment selection to achieve a long-term total return, resulting from tax-exempt income, capital appreciation or both. Capital preservation is also a primary investment consideration.

The investment options are the responsibility of and have been selected by the Employer and/or Committee of the Plan.

RESPONSIBILITY AND AUTHORITY OF THE TRUSTEE:

It shall be the responsibility and authority of TCB, to effect investment directives received by it from the fiduciary with investment discretion. These directives, when received in proper form, will be executed as soon as it is administratively feasible.

INVESTMENT OPTIONS:

The following funds are available for investment as directed by Plan
Participants:

Texas Commerce Bank Tax-Exempt Money Market Trust

Texas Commerce Bank Short Intermediate Municipal Bond Trust

Texas Commerce Bank Limited Term Tax-Exempt Trust

Texas Commerce Bank Tax-Exempt Trust

Tandy Brand Accessories, Inc. Common Stock*

*NOTE: Stock trades shall be executed within a reasonable period of time after receipt of contributions into the Trust. A reasonable period of time is defined in this instance to be "within five (5) business days". Sales of stock will use the same reasonable period of time definition dating from the later of the receipt or effective date of the investment election form.

Any account balances which have not been directed by the Participant (other than Employer Matching Contributions, which shall be invested in Employer Stock) will be invested in the Texas Commerce Bank Tax-Exempt Money Market Trust Fund.

PARTICIPANT RESTRICTIONS:

A participant may make a direction of investments only once every six (6) months, on January 1 or July 1, unless otherwise determined by the Committee. Investment election percentages are in 10% increments.

The participant will initially and periodically receive a fund fact sheet or other pertinent information on the investment options selected by the Committee. Changes in the investment options will be communicated to the participants in a timely manner and will be implemented on a date agreed to between TCB and the Committee.

REVIEW PROCESS:

The Committee will periodically review the investment performance and appropriateness of the investment options.

AFFIRMATION:

This policy statement shall in no way diminish or alter TCB's, the Employer's or the Committee's responsibilities as set forth in the Plan and Trust.

Executed this 8 day of July, 1997 by the undersigned Committee of the Tandy Brands Accessories, Inc. Benefit Restoration Plan.


                                /s/ J. B. JENKINS
                                -----------------------------

                                -----------------------------
                                    Committee

                                  TRUST UNDER
                         TANDY BRANDS ACCESSORIES, INC.
                            BENEFIT RESTORATION PLAN


       This Agreement made this 8th day of March, 1994, by and between TANDY BRANDS ACCESSORIES, INC. a corporation duly organized and existing under the laws of the State of Delaware (Company) and TEXAS COMMERCE BANK FORT WORTH, N.A., a national banking association (Trustee);

       WHEREAS, Company has adopted the nonqualified deferred compensation plan as listed in Appendix A;

       WHEREAS, Company has incurred or expects to incur liability under the terms of such plan with respect to the individuals participating in such plan;

       WHEREAS, Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

       WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

       WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

       NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

       Section 1.  ESTABLISHMENT OF TRUST

       (a) Company hereby deposits with Trustee in trust $2,613.17, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

       (b) The Trust hereby established is revocable by Company; it shall become irrevocable upon a change of control, as defined herein. Upon such change of control, as defined herein, the President of the Company shall give written notification of such event to the Trustee.

       (c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

       (d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

       (e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

       Section 2.  PAYMENTS TO PLAN PARTICIPANTS AND THEIR  BENEFICIARIES

       (a) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

       (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

       (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

       Section 3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT

       (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

       (b)    At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

              (1) The Board of Directors and the President of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

              (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

              (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan or otherwise.

              (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

       (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

       Section 4.  PAYMENTS TO COMPANY

       Except as provided in Section 3 hereof, after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

       Section 5.  INVESTMENT AUTHORITY

       In no event may Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by Company, other than a de minimis amount held in common investment vehicles in which Trustee invests. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants. Company shall have the right at any time, and from time to time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. The Trustee shall invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund invested, without distinction between principal and income, in such property, either real or personal, including insurance contracts, securities, U.S. Treasury Bills, Notes or Bonds, U.S. Government Agency issues, time deposits, certificates of deposit, commercial paper, bankers' acceptances, repurchase agreements and pooled short-term investment funds, as the Trustee in its sole discretion shall determine.

       Section 6.  DISPOSITION OF INCOME

       During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

       Section 7.  ACCOUNTING BY TRUSTEE

       Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within ninety (90) days following the close of each calendar year and within ninety (90) days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

       Section 8.  RESPONSIBILITY OF TRUSTEE

       (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

       (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's reasonable costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

       (c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

       (d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

       (e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

       (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

       Section 9.  COMPENSATION AND EXPENSES OF TRUSTEE

       Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

       Section 10.  RESIGNATION AND REMOVAL OF TRUSTEE

       (a) Trustee may resign at any time by written notice to Company, which shall be effective sixty (60) days after receipt of such notice unless Company and Trustee agree otherwise.

       (b) Trustee may be removed by Company on sixty (60) days notice or upon shorter notice accepted by Trustee.

       (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

       (d) If Trustee resigns or its removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

       Section 11.  APPOINTMENT OF SUCCESSOR

       (a) If Trustee resigns or is removed in accordance with Section 10(a) or (b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new trustee, who shall have all of the rights and powers of the former trustee, including ownership rights in the Trust assets. The former trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

       (b) The successor Trustee need not examine the records and acts of any prior trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor trustee shall not be responsible for any action or inaction of any prior trustee or from any other past event, or any condition existing at the time it becomes successor trustee.

       Section 12.  AMENDMENT OR TERMINATION

       (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

       (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan, unless sooner revoked in accordance with
Section 1(b) hereof. Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

       (c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to Company.

       Section 13.  MISCELLANEOUS

       (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

       (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity) alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

       (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

       (d) For purposes of this trust, change of control shall mean the occurrence of any of the following events: (i) any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than any employee benefit plan sponsored by the Company, becomes the "beneficial owner", as such term is used in Section 13 of the Exchange Act, of thirty percent (30%) or more of the outstanding shares of the Company's stock entitled to vote for the election of directors; or (ii) any shares of any class of the Company's stock are purchased pursuant to a tender or exchange offer other than an offer by the Company; or (iii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities

(other than options and other rights to acquire equity securities) possessing less than thirty percent (30%) of the voting power of the surviving or acquiring corporation.

       Section 14.  EFFECTIVE DATE

       The effective date of this Trust Agreement shall be as of the day and year first above written.



                                           COMPANY:


ATTEST:                                    TANDY BRANDS ACCESSORIES, INC.



/s/ Stanley T. Ninemire                    By:  /s/ J.S.B. Jenkins
-----------------------------              -----------------------------
Assistant Secretary                               President


                                           TRUSTEE:

ATTEST:                                    TEXAS COMMERCE BANK FORT WORTH, N.A.



                                           By:  /s/ Nancy N. Black
-----------------------------              -----------------------------
         Cashier

                                   Appendix A


            Tandy Brands Accessories, Inc. Benefit Restoration Plan

                          AMENDMENT NO. 1 TO THE TRUST
                      UNDER TANDY BRANDS ACCESSORIES, INC.
                            BENEFIT RESTORATION PLAN



       This Amendment No. 1 to the Trust under Tandy Brands Accessories, Inc. Benefit Restoration Plan ("Amendment") is made this 8th day of March, 1996, by Tandy Brands Accessories, Inc., a corporation duly organized and existing under the laws of the State of Delaware ("Company") and Texas Commerce Bank Fort Worth, N.A., a national banking association ("Trustee").

       WHEREAS, in connection with the Company's adoption of the Tandy Brands Accessories, Inc. Benefit Restoration Plan, the Trust under Tandy Brands Accessories, Inc. Benefit Restoration Plan ("Trust") was established by the Company and the Trustee;

       WHEREAS, the Company and the Trustee desire to amend the Trust to permit the Trustee to invest in securities issued by the Company; and

       WHEREAS, pursuant to Section 12 of the Trust, the Trust may be amended by a written instrument executed by the Trustee and the Company.

       NOW, THEREFORE, the Trust is hereby amended in the following respect only:

              Section 5 is hereby amended and restated as follows:

              Section 5.  INVESTMENT AUTHORITY

              Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by Company. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants, except that voting rights with respect to Trust assets will be exercised by Company. Company shall have the right at any time, and from time to time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. The Trustee shall invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund invested, without distinction between principal and income, in such property, either real or personal, including insurance contracts, securities (including securities of the Company), U.S. Treasury Bills, Notes or Bonds, U.S. Government Agency issues, time deposits, certificates of deposit, commercial paper, bankers' acceptances, repurchase agreements, and pooled short-term investment funds, as the Trustee in its sole discretion shall determine.

       IN WITNESS WHEREOF, this Amendment is adopted this 8th day of March, 1996, to be effective as of such date.


                                           COMPANY:

ATTEST:                                    TANDY BRANDS ACCESSORIES, INC.



 /s/ R. Bruce Cole                         By:  /s/ J.S.B. Jenkins
-------------------------------            -------------------------------
         Secretary                                   President


                                           TRUSTEE:

ATTEST:                                    TEXAS COMMERCE BANK FORT WORTH, N.A.



/s/ Susan R. Gazzola                       By:  /s/ Stephanie R. Beatty
-------------------------------            -------------------------------
         Witness

                                AMENDMENT NO. 2
                               TO THE TRUST UNDER
                         TANDY BRANDS ACCESSORIES, INC.
                            BENEFIT RESTORATION PLAN

       This Amendment No. 2 to the Trust under Tandy Brands Accessories, Inc. Benefit Restoration Plan ("Amendment") is made this 8th day of July, 1997, by Tandy Brands Accessories, Inc., a corporation organized and existing under the laws of the State of Delaware ("Company") and Texas Commerce Bank Fort Worth, N.A., a national banking association ("Trustee").

       WHEREAS, in connection with the Company's adoption of the Tandy Brands Accessories, Inc. Benefit Restoration Plan ("Plan"), the Trust under Tandy Brands Accessories, Inc. Benefit Restoration Plan ("Trust") was established by the Company and the Trustee;

       WHEREAS, the Company and the Trustee desire to amend the Trust to permit participants under the Plan to direct the investment of certain amounts credited to their separate accounts under the Plan in certain permitted investments; and

       WHEREAS, pursuant to Section 12 of the Trust, the Trust may be amended by a written instrument executed by the Trustee and the Company.

       NOW, THEREFORE, effective June 12, 1997, Section 5 of the Trust is hereby amended and restated as follows:

       Section 5.    INVESTMENT AUTHORITY

       The amounts credited to each participant's account under the Plan shall be separated into two sub-accounts: the "First Sub-Account" and the "Second Sub-Account," both of which are defined in Section 5.2 of the Plan. Trustee will invest First Sub-Account assets in accordance with the investment direction of each of the participants of the Plan, provided, however, such participant direction of investments may only be made among those investment options established from time to time by the Committee under the Plan, which options shall be listed on



AMENDMENT NO. 2 TO THE TRUST UNDER
TANDY BRANDS ACCESSORIES, INC.
BENEFIT RESTORATION PLAN - PAGE 1
an Exhibit A attached hereto. (Exhibit A also contains policies to be followed with Participant direction of investments.) Participant direction of investments may only be made once every six (6) months, unless otherwise determined by the Committee under the Plan. Trustee will invest Second Sub-Account assets solely in Company stock. Trustee will maintain separate accounts and sub-accounts for each Plan participant for these purposes.

       IN WITNESS WHEREOF, this Amendment is adopted this 8th day of July, 1997.

ATTEST:                                    COMPANY:

                                           TANDY BRANDS ACCESSORIES, INC.
/s/ Stanley T. Ninemire
--------------------------------
Assistant Secretary                        By:  /s/ J.S.B. Jenkins
                                           --------------------------------
                                           Chief Executive Officer

ATTEST:                                    TRUSTEE:

                                           TEXAS COMMERCE BANK FORT WORTH, N.A.
/s/ Candace Greene
--------------------------------
WITNESS
                                           By: /s/ Susan R. Gazzola
                                           --------------------------------




AMENDMENT NO. 2 TO THE TRUST UNDER
TANDY BRANDS ACCESSORIES, INC.
BENEFIT RESTORATION PLAN - PAGE 2

                                  EXHIBIT A
                              INVESTMENT POLICY

                                     FOR
                        TANDY BRANDS ACCESSORIES, INC.
                           BENEFIT RESTORATION PLAN


Be it resolved that this investment policy is hereby established by the Administrative Committee ("Committee") under the Tandy Brands Accessories, Inc. Benefit Restoration Plan ("Plan") for Texas Commerce Bank National Association ("TCB") and this policy shall be reviewed periodically and adjusted as necessary in the light of such reviews.

PURPOSE:

The purpose of this investment policy is to establish an understanding between the Committee and TCB, regarding the asset options of the Plan and those of the employee participants and beneficiaries.

The primary goal of the Plan is to establish a benefit restoration plan for the exclusive benefit of a select group of the management and highly compensated employees of Tandy Brands Accessories, Inc. ("Company") to restore retirement benefits on behalf of such employees decreased due to limitations imposed by the Internal Revenue Code of 1986. Although the Employer intends that any participant or beneficiary under the Plan shall have the status of an unsecured general creditor as to the Plan and any trust fund established in connection with the Plan, the Employer has empowered (for participant contributions only) each participant to select from the options listed below those funds which meet his or her unique risk and return objective and has enabled each participant to exercise independent control of the investment of assets for his or her separate account. Such funds are to be held and invested by TCB, to the extent not required for the payment of benefits under the Plan.

The overall investment goal of the Plan is to allow each participant through their investment selection to achieve a long-term total return, resulting from tax-exempt income, capital appreciation or both. Capital preservation is also a primary investment consideration.

The investment options are the responsibility of and have been selected by the Employer and/or Committee of the Plan.

RESPONSIBILITY AND AUTHORITY OF THE TRUSTEE:

It shall be the responsibility and authority of TCB, to effect investment directives received by it from the fiduciary with investment discretion. These directives, when received in proper form, will be executed as soon as it is administratively feasible.

INVESTMENT OPTIONS:

The following funds are available for investment as directed by Plan
Participants:

Texas Commerce Bank Tax-Exempt Money Market Trust

Texas Commerce Bank Short Intermediate Municipal Bond Trust

Texas Commerce Bank Limited Term Tax-Exempt Trust

Texas Commerce Bank Tax-Exempt Trust

Tandy Brand Accessories, Inc. Common Stock*

*NOTE: Stock trades shall be executed within a reasonable period of time after receipt of contributions into the Trust. A reasonable period of time is defined in this instance to be "within five (5) business days". Sales of stock will use the same reasonable period of time definition dating from the later of the receipt or effective date of the investment election form.

Any account balances which have not been directed by the Participant (other than Employer Matching Contributions, which shall be invested in Employer Stock) will be invested in the Texas Commerce Bank Tax-Exempt Money Market Trust Fund.

PARTICIPANT RESTRICTIONS:

A participant may make a direction of investments only once every six (6) months, on January 1 or July 1, unless otherwise determined by the Committee. Investment election percentages are in 10% increments.

The participant will initially and periodically receive a fund fact sheet or other pertinent information on the investment options selected by the Committee. Changes in the investment options will be communicated to the participants in a timely manner and will be implemented on a date agreed to between TCB and the Committee.

REVIEW PROCESS:

The Committee will periodically review the investment performance and appropriateness of the investment options.

AFFIRMATION:

This policy statement shall in no way diminish or alter TCB's, the Employer's or the Committee's responsibilities as set forth in the Plan and Trust.

Executed this 8 day of July, 1997 by the undersigned Committee of the Tandy Brands Accessories, Inc. Benefit Restoration Plan.


                                /s/ J. B. JENKINS
                                -----------------------------

                                -----------------------------
                                    Committee






                                          2